                                                                    EXHIBIT 10.1

                             RPM INTERNATIONAL INC.

                           2003 RESTRICTED STOCK PLAN

                                 FOR DIRECTORS

                                                Effective Date: October 10, 2003

                               TABLE OF CONTENTS

ARTICLE ONE -- NAME AND PURPOSE......................................  A-1
   1.1   Name........................................................  A-1
   1.2   Purpose.....................................................  A-1
ARTICLE TWO -- DEFINITIONS...........................................  A-1
   2.1   Beneficiary.................................................  A-1
   2.2   Board of Directors..........................................  A-1
   2.3   Code........................................................  A-1
   2.4   Committee...................................................  A-2
   2.5   Common Stock................................................  A-2
   2.6   Company.....................................................  A-2
   2.7   Continuous Directorship.....................................  A-2
   2.8   Date of Grant...............................................  A-2
   2.9   Deferred Compensation Plan..................................  A-2
   2.10  Director....................................................  A-2
   2.11  Effective Date..............................................  A-2
   2.12  Eligible Director...........................................  A-2
   2.13  Grant.......................................................  A-3
   2.14  Grantee.....................................................  A-3
   2.15  Normal Retirement Date......................................  A-3
   2.16  Plan........................................................  A-3
   2.17  Plan Year...................................................  A-3
   2.18  Restricted Stock............................................  A-3
   2.19  Restricted Stock Agreement..................................  A-4
   2.20  Rule 16b-3..................................................  A-4
   2.21  Stock Power.................................................  A-4


   2.22  Stockholder.................................................  A-4
   2.23  Subsidiary..................................................  A-4
   2.24  Termination of Directorship.................................  A-4
ARTICLE THREE -- ADMINISTRATION......................................  A-5
   3.1   Plan Administration.........................................  A-5
   3.2   Powers and Duties of the Committee..........................  A-5
   3.3   Governance of the Committee.................................  A-6
   3.4   Limitation of Liability.....................................  A-6
   3.5   Administrative Plan Years...................................  A-6
ARTICLE FOUR -- PARTICIPATION........................................  A-7
   4.1   Participation...............................................  A-7
   4.2   Grantees....................................................  A-7
ARTICLE FIVE -- STOCK AVAILABLE FOR GRANTS...........................  A-7
   5.1   Available Stock.............................................  A-7
   5.2   Source of Stock.............................................  A-8
ARTICLE SIX -- RESTRICTED STOCK GRANTS...............................  A-8
   6.1   Granting of Restricted Stock................................  A-8
   6.2   Restricted Stock Agreements.................................  A-8
   6.3   Stock Power.................................................  A-9
   6.4   Rights of Grantees..........................................  A-9
ARTICLE SEVEN -- STOCK RESTRICTIONS..................................  A-9
   7.1   Transfer Restrictions.......................................  A-9
   7.2   Other Restrictions..........................................  A-10
ARTICLE EIGHT -- LAPSE OF RESTRICTIONS...............................  A-10
   8.1   Events Triggering Lapse of Restrictions.....................  A-10


   8.2   Mandatory Sale of Shares of Restricted Stock to Satisfy
         Grantee's Tax Obligations...................................  A-11
   8.3   Delivery of Restricted Stock and Sale Proceeds Upon Lapse of
         Restrictions................................................  A-11
   8.4   Definition of "Change in Control"...........................  A-12
ARTICLE NINE -- FORFEITURE OF RESTRICTED STOCK.......................  A-14
   9.1   Termination of Directorship Before Lapse of Restrictions....  A-14
ARTICLE TEN -- ESCROW AGREEMENT AND LEGENDS..........................  A-15
  10.1   Escrow Agreements...........................................  A-15
  10.2   Legends.....................................................  A-15
ARTICLE ELEVEN -- BENEFICIARY DESIGNATION............................  A-16
  11.1   Procedures for Beneficiary Designation......................  A-16
  11.2   Default Beneficiaries.......................................  A-16
ARTICLE TWELVE -- AMENDMENTS.........................................  A-16
  12.1   Plan May Be Amended.........................................  A-16
  12.2   Limitations on Plan Amendment...............................  A-16
ARTICLE THIRTEEN -- TERMINATION......................................  A-17
  13.1   Plan Termination............................................  A-17
  13.2   Stockholder Approval........................................  A-17
ARTICLE FOURTEEN -- COORDINATION WITH DEFERRED COMPENSATION PLAN.....  A-17
  14.1   Surrender and Cancellation of Shares of Restricted Stock....  A-17
  14.2   Vesting of Surrendered and Canceled Shares of Restricted
         Stock.......................................................  A-18
ARTICLE FIFTEEN -- MISCELLANEOUS.....................................  A-18
  15.1   Consents....................................................  A-18
  15.2   Non-Uniform Determinations and Restricted Stock
         Agreements..................................................  A-19
  15.3   Other Payments or Awards....................................  A-19
  15.4   Section Headings............................................  A-19


  15.5   Number......................................................  A-20
  15.6   Waiver......................................................  A-20
  15.7   Governing Law...............................................  A-20


                                   ARTICLE ONE

                                NAME AND PURPOSE

     1.1 Name. The name of this Plan shall be: RPM International Inc. 2003 Restricted Stock Plan for Directors.

     1.2 Purpose. The Plan is maintained to advance the interests of the Company and its Stockholders by affording to Eligible Directors of the Company an opportunity to acquire or increase their proprietary interest in the Company and thereby bringing total Director compensation to a competitive level. By encouraging Eligible Directors to become owners of Company stock, the Company seeks to further align their interests with Stockholders, to increase their incentive for enhancing Stockholder value and to motivate, recruit and retain those highly competent individuals upon whose judgment, initiative, leadership and continued efforts the success of the Company in large measure depends.

                                  ARTICLE TWO

                                  DEFINITIONS

     2.1 Beneficiary. "Beneficiary" means the person, persons, entity or entities so designated, or deemed to be designated, by a Grantee pursuant to
Article 11.

     2.2 Board of Directors. "Board of Directors" means the Board of Directors of the Company, as constituted from time to time.

     2.3 Code. "Code" means the Internal Revenue Code of 1986, as amended, and any lawful regulations or pronouncements thereunder. Whenever reference is made to a specific Code Section, such reference shall be deemed to be a reference to any successor Code Section or Sections with the same or similar purpose.

     2.4 Committee. "Committee" means the Compensation Committee of the Board of Directors, as constituted from time to time, which shall:

          (a) consist of at least three (3) Directors, each of whom shall be an "outside director" of the Company (within the meaning of Code Section 162(m)) and a "non-employee director" of the Company (within the meaning of Rule 16b-3); and

          (b) be authorized by the Board to exercise all authority granted to it under this Plan and any Board actions.

     2.5 Common Stock. "Common Stock" means shares of common stock of RPM International Inc., with par value of one cent ($0.01) per share.

     2.6 Company. "Company" means RPM International Inc., a Delaware corporation, or any corporation or entity that is a successor to RPM International Inc. or substantially all of the assets of RPM International Inc., that assumes the obligations of RPM International Inc. under this Plan by operation of law or otherwise.

     2.7 Continuous Directorship. "Continuous Directorship" means an uninterrupted period during which a Grantee is and remains an Eligible Director.

     2.8 Date of Grant. "Date of Grant" means the date the Committee makes a Grant to an Eligible Director as specified in the Restricted Stock Agreement.

     2.9 Deferred Compensation Plan. "Deferred Compensation Plan" means the RPM International Inc. Deferred Compensation Plan and any related trust, each as amended from time to time, and any similar deferred compensation plan of the Company and any related trust.

     2.10 Director.  "Director" means a member of the Board of Directors.

     2.11 Effective Date "Effective Date" means the effective date of the Plan which is, contingent upon approval of the Company's Stockholders, October 10, 2003.

     2.12 Eligible Director.  "Eligible Director" means a Director who is:

          (a) not a common law employee of the Company or any of its Subsidiaries; and

          (b) entitled to participate in the Plan pursuant to Section 4.1.

A Director who is also a common law employee of the Company or any of its Subsidiaries shall become eligible to participate in this Plan only after termination of such employment.

     2.13 Grant. "Grant" means a grant of Restricted Stock which is nontransferable, subject to a substantial risk of forfeiture and subject to the terms and conditions of this Plan and any related Restricted Stock Agreement.

     2.14 Grantee. "Grantee" means an Eligible Director to whom a Grant has been made in accordance with Article 6.

     2.15 Normal Retirement Date. "Normal Retirement Date" means the last date of the Grantee's directorship term which includes that date on which the Grantee attains age 75, or at such other time at which the Grantee attains "retirement age" under the Company's informal retirement policies then in effect or as formalized in the Company's Corporate Governance Guidelines.

     2.16 Plan. "Plan" means the RPM International Inc. 2003 Restricted Stock Plan for Directors, as amended from time to time.

     2.17 Plan Year. "Plan Year" means the Company's annual accounting period, which is presently the twelve (12) month period ending on May 31. The first Plan Year shall be a short Plan Year beginning October 10, 2003 and ending May 31, 2004.

     2.18 Restricted Stock. "Restricted Stock" means shares of Common Stock which have been granted to a Grantee in accordance with, and subject to, the terms and conditions of this Plan.

     2.19 Restricted Stock Agreement. "Restricted Stock Agreement" means a written agreement executed by the Company and a Grantee effecting, and establishing the terms and conditions of, a Grant of Restricted Stock to such Grantee under this Plan.

     2.20 Rule 16b-3. "Rule 16b-3" means Rule 16b-3 promulgated under the Securities Exchange Act of 1934 and any successor rule or rules with the same or similar purpose.

     2.21 Stock Power. "Stock Power" means a power of attorney executed by an Eligible Director and delivered to the Company which authorizes the Company to transfer ownership of Restricted Stock or Common Stock from the Grantee to the Company or a third party.

     2.22 Stockholder. "Stockholder" means an individual or entity that owns one (1) or more shares of Common Stock.

     2.23 Subsidiary. "Subsidiary" means any corporation in which the Company owns, directly or indirectly, stock possessing at least eighty percent (80%) or more of the total combined voting power of all classes of stock entitled to vote or at least eighty percent (80%) of the total value of shares of all classes of stock of such corporation as determined pursuant to Section 1563(a)(1) of the Code, but only during the period any such corporation would be so defined.

     2.24 Termination of Directorship. "Termination of Directorship" means the termination of an individual's status as a Director for any reason whatever, whether voluntarily or involuntarily.

                                 ARTICLE THREE

                                 ADMINISTRATION

     3.1 Plan Administration. Unless otherwise specified by the Board of Directors, this Plan shall be administered by the Committee. The Board of Directors may, in its sole discretion, at any time and from time to time, by an official action, resolve to administer the Plan effective as of a date specified in such action. In the event the Board of Directors exercises its discretion to administer the Plan, all references to the "Committee" herein shall be deemed to be references to the "Board of Directors."

     3.2 Powers and Duties of the Committee. The Committee shall have the sole and exclusive authority to: (i) exercise all powers granted to it under the Plan and under any Board of Directors action; (ii) construe, interpret, and implement the Plan, any Restricted Stock Agreement and related documents; (iii) cause the Company to enter into Restricted Stock Agreements with Eligible Directors (including, but not limited to, the authority to determine the number of shares of Restricted Stock awarded to each Eligible Director, the price or prices at which shares shall be awarded to each Eligible Director, the time or times when such shares may be awarded and to prescribe the form of such Restricted Stock Agreements and the legend, if any, to be affixed to the certificates representing such shares issued under this Plan); (iv) prescribe, amend and rescind rules and interpretations relating to the Plan; (v) make all determinations necessary or advisable in administering the Plan; (vi) correct any defect, supply any omission and reconcile any inconsistency in or between the Plan, any Restricted Stock Agreement and related documents; and (vii) designate one or more persons or agents to carry out any or all of its administrative duties hereunder (provided that none of the duties required to be performed by the Committee under Rule 16b-3 or Article 6 may be delegated to any other person or agent). The Company shall furnish the Committee with such clerical and other assistance as is necessary for the performance of the Committee's duties under this Plan.

     3.3 Governance of the Committee. All actions of the Committee with respect to the Plan shall require the affirmative vote of a majority of its members present at a meeting at which a quorum is present (in person, telephonically, electronically or as otherwise permitted by the Company's governing documents). The determination of the Committee on all matters relating to the Plan, any Restricted Stock Agreement or related documents shall be conclusive.

     3.4 Limitation of Liability. No member of the Committee or any of its designees who are employees of the Company shall be liable for any action or determination made in good faith with respect to the Plan, any Restricted Stock Agreement or related documents.

     3.5 Administrative Plan Years. The Plan shall be administered and operated on the basis of the Plan Year. In the event that the Company changes its annual accounting period, the Plan Year shall automatically change and the Committee may make such adjustments to the operation of the Plan as appropriate to reflect any short Plan Years, adjustments to the dates that shares of Restricted Stock are granted, adjustments to the dates that restrictions lapse hereunder or any other adjustments the Committee deems necessary or appropriate to reflect the change in the Plan Year.

                                  ARTICLE FOUR

                                 PARTICIPATION

     4.1 Participation. The Committee shall determine, from time to time and in its sole and exclusive discretion, which Eligible Directors shall participate in the Plan and be eligible to receive Grants pursuant to Article 6.

     4.2 Grantees. An Eligible Director designated pursuant to Section 4.1 shall be deemed to be a Grantee upon execution of a Restricted Stock Agreement between such Eligible Director and the Company in accordance with Article 6. An Eligible Director shall remain a Grantee until such time as he or she no longer has any Restricted Stock subject to the terms of this Plan or any Restricted Stock Agreement, including, but not limited to, as a result of the terms of Articles 8 or 9 which result in either the lapse of restrictions on the Restricted Stock or the forfeiture of the Restricted Stock.

                                  ARTICLE FIVE

                           STOCK AVAILABLE FOR GRANTS

     5.1 Available Stock. Five hundred thousand (500,000) shares of Common Stock may be granted under this Plan. In the event that the number or kind of outstanding shares of Common Stock of the Company shall be changed by reason of recapitalization, reorganization, redesignation, merger, consolidation, stock split, stock dividend, combination or exchange of shares, exchange for other securities, or the like, the number and kind of shares of Common Stock which may thereafter be issued under this Plan may be appropriately adjusted as determined by the Committee so as to reflect such change. In accordance with (and without limitation upon) the foregoing, shares of Common Stock available under this Plan and covered by Grants which expire, terminate, are forfeited or are canceled for any reason whatever (except as provided in Article 14) shall again become available for Grants under this Plan.

     5.2 Source of Stock. The Restricted Stock which may be granted under this Plan shall be made available from authorized and unissued shares or treasury shares of Common Stock of the Company.

                                  ARTICLE SIX

                            RESTRICTED STOCK GRANTS

     6.1 Granting of Restricted Stock. The Committee is authorized to make Grants of Restricted Stock to any Eligible Director. Any such Grant shall be subject to the terms of this Plan, a Restricted Stock Agreement and such other terms and conditions as the Committee shall deem necessary or appropriate.

     6.2 Restricted Stock Agreements. The granting of Restricted Stock to an Eligible Director under this Plan shall be contingent on such Eligible Director executing a Restricted Stock Agreement in the form prescribed by the Committee. Each Restricted Stock Agreement shall: (i) indicate the number of shares of Restricted Stock which will be granted to the Eligible Director; (ii) indicate the effective date of the Grant; (iii) include provisions reflecting the transfer restrictions imposed upon Restricted Stock and the provisions for lapse of those restrictions under this Plan; (iv) include provisions reflecting the forfeiture provisions under this Plan; (v) include provisions prohibiting the Grantee from making an election pursuant to Code Section 83(b); (vi) include provisions requiring the sale of shares of Restricted Stock to satisfy the Grantee's federal, state and local income tax liability arising from lapse of restrictions on such shares; and (vii) include any other terms, conditions or restrictions the Committee deems necessary or appropriate.

     6.3 Stock Power. The Committee shall require Eligible Directors to execute and deliver to the Company one or more Stock Powers in blank with respect to Restricted Stock granted to such Eligible Directors.

     6.4 Rights of Grantees. Subject to the terms, conditions and restrictions specified under this Plan and any applicable Restricted Stock Agreement, the Restricted Stock granted under this Plan shall be considered issued and outstanding and fully-paid and non-assessable for all purposes. Notwithstanding retention of Restricted Stock certificates by an escrow agent or the Company, Grantees shall have all rights with respect to Restricted Stock granted to them (but subject to the terms, conditions and restrictions specified under this Plan and any applicable Restricted Stock Agreement) including:

          (a) Title. Subject to the Grantee's execution of a Stock Power, any Restricted Stock granted under this Plan shall be held by an escrow agent or the Company under the Grantee's name.

          (b) Voting Rights. Subject to the Grantee's execution of a Stock Power, a Grantee shall be entitled to vote any Restricted Stock granted to him or her under this Plan.

          (c) Dividends. Dividends paid on any shares of Restricted Stock granted under this Plan shall be paid to: (i) the Grantee in whose name the shares of Restricted Stock are held; or (ii) in the event the Grantee has made a surrender election pursuant to Section 14.1, the Grantee's Restricted Stock Account.

                                 ARTICLE SEVEN

                               STOCK RESTRICTIONS

     7.1 Transfer Restrictions. Restricted Stock shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated (any such sale, transfer or other disposition, pledge or other hypothecation is hereinafter referred to as "to dispose of" or a "disposition") until the earliest of: (i) the date the restrictions on such Restricted Stock lapse in accordance with Article 8; (ii) the date such Restricted Stock is forfeited in accordance with Article 9; or (iii) termination of the Plan.

     7.2 Other Restrictions. The Committee may impose restrictions on Restricted Stock in addition to, or different from, those described in this Plan, as it deems necessary or appropriate. Grants to different Grantees may be made upon different terms with different conditions or restrictions. Grants may vary from time to time and from Grantee to Grantee.

                                 ARTICLE EIGHT

                             LAPSE OF RESTRICTIONS

     8.1 Events Triggering Lapse of Restrictions. If a Grantee remains in Continuous Directorship from a Date of Grant until the earliest of:

          (a) the date of his or her death;

          (b) the date the Committee determines, in its sole discretion, that he or she is totally disabled (within the meaning of the Company's group long-term disability plan or its successor);

          (c) the last day of the month in which occurs the third anniversary of the Date of Grant;

          (d) his or her Normal Retirement Date;

          (e) the date he or she fails to be re-elected to the Board of Directors after being duly nominated;

          (f) the date he or she resigns or retires from the Board of Directors upon the approval of at least eighty percent (80%) of the disinterested Directors; or

          (g) the date of a Change in Control (within the meaning of Section
              8.4);

then, subject to the terms of this Plan and any applicable Restricted Stock Agreement, all restrictions imposed upon Restricted Stock awarded to him or her pursuant to the Restricted Stock Agreement shall lapse and be of no further force and effect. In the event of Termination of

Directorship for reasons other than those described in this Section, the status of the restrictions on such Grantee's Restricted Stock shall be governed by
Article 9.

     8.2 Mandatory Sale of Shares of Restricted Stock to Satisfy Grantee's Tax Obligations. The Committee shall notify a Grantee of the lapse of restrictions on shares of Restricted Stock awarded to him or her under the Plan within an administratively practicable time after the lapse of restrictions. Provided that the Grantee has not surrendered such shares of Restricted Stock at least six (6) months before the date of the lapse of restrictions in accordance with Article 14, the Company or the escrow agent (as the case may be) shall sell the fewest number of shares of Common Stock with respect to which restrictions have lapsed necessary for the proceeds of such sale to equal (or exceed by not more than the actual sale price of a single share of Common Stock) the Grantee's projected tax liability determined by multiplying (A) the aggregate maximum marginal federal and applicable state and local income tax rates on the date of the lapse of restrictions; by (B) the total number of shares of Common Stock with respect to which restrictions have lapsed. The Company or the escrow agent (as the case may be) shall withhold the proceeds of such sale for purposes of satisfying the Grantee's federal, state and local income taxes resulting from the lapse of restrictions. Prior to any such sale, the Committee shall cause new certificates for such shares to be issued, with any legend making reference to the restrictions imposed hereunder removed. The Grantee shall provide the Committee, the Company and/or the escrow agent with such Stock Powers and additional information or documents as may be necessary for the Committee, the Company and/or the escrow agent to discharge their obligations under this Section.

     8.3 Delivery of Restricted Stock Upon Lapse of Restrictions. As promptly as practicable following the sale of a portion of a Grantee's Restricted Stock in accordance with

Section 8.2, if it has not already done so, the Committee shall cause certificates for all Restricted Stock which have been held in escrow or by the Company to be issued to the Grantee, with any legend making reference to the various restrictions imposed hereunder removed. In addition, the Committee shall cause the Company or escrow agent to deliver the proceeds of the sale of shares of the Grantee's Restricted Stock pursuant to Section 8.2 to the Internal Revenue Service and/or other taxing authority in satisfaction of the Grantee's tax liability, arising from the issuance of the certificates. In the event of a Grantee's death, such certificates shall be delivered to the Grantee's Beneficiary, determined in accordance with Article 11.

     8.4 Definition of "Change in Control". A "Change in Control" shall be deemed to have occurred upon the occurrence of any of the following events:

          (a) The Company is merged or consolidated or reorganized into or with another corporation or other legal person or entity, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such corporation, person or entity immediately after such transaction are held in the aggregate by the holders of the then-outstanding securities entitled to vote generally in the election of Directors (the "Voting Stock") immediately prior to such transaction;

          (b) The Company sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person or entity, and less than a majority of the combined voting power of the then-outstanding securities of such corporation, person or entity immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock immediately prior to such sale or transfer;

          (c) There is a report filed on Schedule 13D or Schedule TO (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 15% or more of the total votes relating to the then-outstanding securities entitled to vote generally in the election of Directors (the "Voting Power");

          (d) The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction;

          (e) During any period of two consecutive years, individuals, who at the beginning of any such period, constitute the Directors cease for any reason to constitute at least a majority thereof, unless the nomination for election by the Company's Stockholders of each new Director was approved by a vote of at least two-thirds of the Directors then in office who were Directors at the beginning of any such period; or

          (f) Such event as the Board of Directors, in the good faith exercise of its discretion, shall determine to be a "Change in Control."

Notwithstanding the foregoing provisions of paragraphs (c) and (d) of this definition, a "Change in Control" shall not be deemed to have occurred for purposes of this Plan (i) solely because (A) the Company, (B) a Subsidiary of the Company, or (C) any Company-sponsored employee stock ownership plan or other employee benefit plan of the Company or any Subsidiary, or any entity holding shares of Voting Stock for or pursuant to the terms of any such plan, either files or becomes obligated to file a report or proxy statement under or in response to Schedule 13D, Schedule TO, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of shares of Voting Stock or because the Company reports that a change in control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership, (ii) solely because any other person or entity either files or becomes obligated to file a report on Schedule 13D or Schedule TO (or any successor schedule, form or report) under the Exchange

Act, disclosing beneficial ownership by it of shares of Voting Stock, but only if both (A) the transaction giving rise to such filing or obligation is approved in advance of consummation thereof by the Company's Board of Directors and (B) at least a majority of the Voting Power immediately after such transaction is held in the aggregate by the holders of Voting Stock immediately prior to such transaction, or (iii) solely because of a change in control of any Subsidiary of the Company.

                                  ARTICLE NINE

                         FORFEITURE OF RESTRICTED STOCK

     9.1 Termination of Directorship Before Lapse of Restrictions. If a Grantee experiences a Termination of Directorship before the occurrence of at least one of the following events:

          (a) his or her death;

          (b) the Committee's determination, in its sole discretion, that he or she is totally disabled (within the meaning of the Company's group long-term disability plan or its successor);

          (c) the last day of the month in which occurs the third anniversary of the Date of Grant;

          (d) his or her Normal Retirement Date;

          (e) his or her failure to be re-elected to the Board of Directors after being duly nominated;

          (f) his or her resignation or retirement from the Board of Directors with the approval of at least eighty percent (80%) of the disinterested Directors; or

          (g) a Change in Control (within the meaning of Section 8.4);

then, any Restricted Stock granted to such Grantee which remains subject to restrictions hereunder shall be forfeited and returned to the Company pursuant to a Stock Power and shall be available for future Grants as provided in Section 5.1.

                                  ARTICLE TEN

                          ESCROW AGREEMENT AND LEGENDS

     10.1 Escrow Agreements. In order to enforce the restrictions imposed upon Restricted Stock issued hereunder, the Committee shall require all Grantees to enter into escrow agreements providing that the certificates representing Restricted Stock issued pursuant to this Plan shall remain in the physical custody of an escrow agent or the Company until the restrictions imposed upon such Restricted Stock pursuant to this Plan have lapsed. The Committee may impose such additional restrictions on any Restricted Stock awarded pursuant to the Plan as it may deem necessary or appropriate including, without limitation, restrictions under the Securities Act of 1933, as amended, or other securities laws, the requirements of NASDAQ, the New York Stock Exchange or any other stock exchange or transaction reporting system upon which such Restricted Stock is then listed or quoted and any state "blue sky" laws applicable to such Restricted Stock.

     10.2 Legends. The Committee shall cause a legend to be placed on any certificates representing Restricted Stock granted under this Plan which shall make appropriate reference to the various restrictions on such Restricted Stock and any other restrictions the Committee deems necessary or appropriate.


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                                 ARTICLE ELEVEN

                            BENEFICIARY DESIGNATION

     11.1 Procedures for Beneficiary Designation. A Grantee may designate a Beneficiary or Beneficiaries to receive any shares of Restricted Stock or other amounts that become payable on account of the Grantee's death, in such manner as the Committee may require.

     11.2 Default Beneficiaries. If a Grantee has not designated a Beneficiary or Beneficiaries in accordance with Section 11.1, any shares of Restricted Stock or other amounts that become unrestricted on account of the death of the Grantee shall be distributed to the person or persons in the first of the following classes in which there are any survivors of such Grantee:

          (a) his or her spouse at the time of death;

          (b) his or her issue per stirpes;

          (c) his or her parents; and

          (d) the executor or administrator of his or her estate.

                                 ARTICLE TWELVE

                                   AMENDMENTS

     12.1 Plan May Be Amended. Subject to Section 12.2, the Board of Directors may amend this Plan for any reason and at any time.

     12.2 Limitations on Plan Amendment.  Except as otherwise provided in
Section 5.1, no amendment shall increase the maximum number of shares of Common Stock that may be granted under this Plan without the further approval of the Stockholders. Furthermore, any amendment to this Plan meeting the definition of a "material revision" under the New York Stock Exchange rules must be approved by the Stockholders. No amendment to this Plan shall materially and adversely modify or impair the then existing rights of Grantees without such individual's written consent.


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                                ARTICLE THIRTEEN

                                  TERMINATION

     13.1 Plan Termination. The Board of Directors may terminate this Plan for any reason and at any time. Except as otherwise provided in Section 13.2, Plan termination shall not materially and adversely modify or impair the then existing rights of Grantees without such individual's written consent.

     13.2 Stockholder Approval. This Plan shall immediately terminate if the Plan is not approved by a majority of the outstanding shares of Common Stock present (in person, telephonically, electronically, by proxy or its equivalent or as otherwise permitted by the Company's governing documents) and entitled to vote at the October 2003 meeting of Stockholders of the Company. Notwithstanding any Plan provision to the contrary, in the event of such a termination, all Grants of Restricted Stock under the Plan, if any, shall be revoked and the Plan shall be deemed null and void ab initio. In the event of such a termination, the Company, the Board of Directors, the Committee and the Subsidiaries shall not be liable for any Grants under this Plan.

                                ARTICLE FOURTEEN

                  COORDINATION WITH DEFERRED COMPENSATION PLAN

     14.1 Surrender and Cancellation of Shares of Restricted Stock. A Grantee may elect to surrender any or all of the shares of Restricted Stock granted to him or her under this Plan and any dividends attributable thereto. The Grantee shall automatically have the same number of shares of Restricted Stock credited to his or her Restricted Stock Account under the Deferred Compensation Plan. In addition, any dividends attributable to such shares of Restricted Stock on or after the date of surrender shall be credited to the Grantee's Restricted Stock Account under the Deferred Compensation Plan.



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     For a surrender election to be valid, it must be made in accordance with terms and conditions imposed by the Committee and under the Deferred Compensation Plan. A surrender election must be delivered to and accepted by the Committee at least six (6) months prior to the date of lapse of the restrictions with respect to the shares of Restricted Stock that are the subject of that surrender election.

     14.2 Vesting of Surrendered and Canceled Shares of Restricted Stock. A Grantee shall be vested in shares of Restricted Stock credited to his or her account under the Deferred Compensation Plan as a result of surrender or cancellation of shares of Restricted Stock under this Plan on the date restrictions on the surrendered or cancelled shares of Restricted Stock would have lapsed under this Plan (the Grantee's "Deemed Lapse Date"). As soon as practicable after a Grantee's Deemed Lapse Date, the Committee shall advise the trustee or administrator of the Deferred Compensation Plan that the Grantee has become vested with respect to shares of Restricted Stock under the Deferred Compensation Plan.

                                ARTICLE FIFTEEN

                                 MISCELLANEOUS

     15.1 Consents. If the Committee shall at any time determine that any Consent (as defined below) is necessary or desirable as a condition to, or in connection with, any Grant under the Plan, the issuance of shares of Common Stock or other rights thereunder or the taking of any other action thereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee, or the Committee may require that such Plan Action be taken only in such manner as to make such Consent unnecessary.


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     The term "Consent" as used herein with respect to any Plan Action means:
(i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation; (ii) any and all written agreements and representations by the Grantee with respect to the acquisition or disposition of shares of Common Stock, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made; and (iii) any and all consents, clearances and approvals by any governmental or other regulatory bodies.

     15.2 Non-Uniform Determinations and Restricted Stock Agreements. The Company's, Board of Director's or Committee's determinations under the Plan need not be uniform and may be made selectively among Directors who receive, or are eligible to receive, Grants under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Company, Board of Directors and Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Restricted Stock Agreements as to: (i) the persons to receive Grants under the Plan; and (ii) the terms, conditions and restrictions of Grants under the Plan.

     15.3 Other Payments or Awards. Nothing contained in the Plan shall be deemed to in any way limit or restrict the Company, any Subsidiary, the Board of Directors or the Committee from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

     15.4 Section Headings. The section headings contained herein are for purposes of convenience only and are not intended to define or limit the contents of said sections.


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     15.5 Number.  The singular herein shall include the plural, or vice versa, wherever the context so requires.

     15.6 Waiver. No waiver of any term or provision of this Plan by the Company, any Subsidiary, Board of Directors or Committee will constitute a waiver of the same term or provision in any subsequent case.

     15.7 Governing Law. This Plan shall be governed by, construed and enforced in accordance with the internal laws of the State of Delaware, without reference to principles of conflict of laws.

     IN WITNESS WHEREOF, RPM International Inc., by an officer duly authorized, has caused this RPM International Inc. 2003 Restricted Stock Plan for Directors to be executed as of this 16th day of October, 2003.

                                       RPM INTERNATIONAL, INC.


                                       By: /s/ Ronald A. Rice
                                           ------------------



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